Exhibit 10.2

                          SICAV TWO SECURITIES PURCHASE
                                    AGREEMENT

THIS STOCK PURCHASE AND SUBSCRIPTION AGREEMENT (this "Agreement") is made and entered into as of December 1, 2005, between Y-Tel International Inc., Inc, a corporation organized and existing under the laws of Delaware (the "Company"), and Mercatus & Partners, LP (the "Purchaser").

         WHEREAS, PURCHASER desires to subscribe for and purchase Shares of the Company; and

         WHEREAS, Company desires for Purchaser to subscribe for and to purchase Shares of the Company.

         NOW, THEREFORE, subject to the terms and conditions set forth in this Agreement, for good, valuable and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, now agree as follows:

                                    ARTICLE I
                          INTRODUCTION AND DEFINITIONS
         This Agreement is entered into by the parties for purchase of equity shares of the Company by the Purchaser for placement into a European bank SICAV fund. This is not an immediate funding, and the Company recognizes the Purchaser
      --------------------------------
shall have up to thirty (30) days, as set forth in this Agreement to tender the Purchase Price to the company through the intermediary Custodial Bank and intermediary Purchaser, once the valuation and repurchase of the shares is made in accordance with the terms of this Agreement. The Company shall have the right to contact the Custodial Bank administrator for Purchaser account verification and for confirmation of the share status, location and control at each step of the process. Purchaser shall have up to thirty (30) days from the date of delivery of the Shares to the Custodial Bank to pay the Purchase Price. The particular expected time line and transaction sequence is set forth in schedule A to the agreement.

         Certain Definitions.  As used in this Agreement, and unless the context
         -------------------
requires a different meaning, the following terms have the meanings indicated:

         "Affiliate" means, with respect to any Person, any Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.
         "Agreement" shall have the meaning set forth in the introductory paragraph of this Agreement.




                                    10.2-1

         "Attorney-in-fact" means the agent of the bank account holder, Banca MB, Dwight Parscale, Esquire. The attorney-in-fact, Dwight Parscale, has full oversight authority of the Purchaser and the receiving bank to verify share deposit, valuation process and share transaction status.

         "Business Day" means any day except Saturday, Sunday, any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government actions to close.

         "Change of Control" means the acquisition, directly or indirectly, by any Person of ownership of, or the power to direct the exercise of voting power with respect to, a majority of the issued and outstanding voting shares of the Company.

         "Closing" shall have the meaning set forth in this document.

         "Closing Date" shall be the date this Agreement is executed by both parties.

         "Common Stock" shall have the meaning in the recital.

         "Company" shall have the meaning set forth in the introductory paragraph.

         "Custodial Bank" means the bank that will receive and retain the Shares of the Company on behalf of the parties, until payment is received and the purchase is complete in accordance with Schedule A. In this case, the Custodial Bank is Brown Brothers Herriman, (BBH), New York City, New York. The account holder is Banca MB as the intermediary fund receiving bank.

         "Default" means any event or condition which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

         "Disclosure Documents" means the Company's reports filed under the Exchange Act with the SEC.

         "Event of Default" shall have the meaning set forth in the document.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Execution Date" means the date of this Agreement first written above.

         "Indemnified Party" shall have the meaning set forth in the document.

         "Indemnifying Party" shall have the meaning set forth in the document.

         "NASD" means the National Association of Securities Dealers, Inc.
          ----

         "Nasdaq" shall mean the Nasdaq Stock Market, Inc.(R)
          ------

         "OTCBB" shall mean the NASD over-the counter Bulletin Board(R).



                                    10.2-2

         "Per Share Market Value" of the Common Stock means on any particular date (a) the last sale price of shares of Common Stock on such date or, if no such sale takes place on such date, the last sale price on the most recent prior date, in each case as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading.

         "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

         "Placement Agent" shall have the meaning set forth in Section 3.1(k).

         "Purchase Price" shall have the meaning set forth in this document.

         "Purchaser" shall have the meaning set forth in the introductory paragraph.

         "Reporting Issuer" means a company that is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act.

         "Required  Approvals"  shall  have the  meaning  set  forth in  Section
3.1(f).

         "Securities" means the Common Stock and stock of any other class into which such shares may hereafter have been reclassified or changed.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Shares" shall have the meaning set forth herein.

         "Subsidiaries" shall have the meaning set forth herein.

         "Trading Day" means (a) a day on which the Common Stock is quoted on Nasdaq, the OTCBB or the principal stock exchange on which the Common Stock has been listed, or (b) if the Common Stock is not quoted on Nasdaq, the OTCBB or any stock exchange.

         "Transaction Documents" means this Agreement and all exhibits and schedules hereto and all other documents, instruments and writings required pursuant to this Agreement.
         "U.S." means the United States of America.









                                    10.2-3

                                   ARTICLE II

         The PURCHASER hereby irrevocably subscribes for and agrees to purchase and accept the Shares of the Common Stock of the COMPANY. The purchase price to be paid by the Purchaser shall be $0.459 per share for 1,350,000 Shares.

         This agreement is binding under the conditions and timing set forth herein.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         3.1 Representations, Warranties and Agreements of the Company. The Company hereby makes the following representations and warranties to the Purchaser, all of which shall survive the Closing:

              (i) Organization and Qualification. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth on Schedule 3.1(a) attached hereto (collectively, the "Subsidiaries"). Each of the Subsidiaries is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Effect").


              (ii) Authorization, Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby and by each other Transaction Document and to otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby has been duly authorized by all necessary action on the part of the Company. Each of this Agreement and each of the other Transaction Documents has been or will be duly executed by the Company and when delivered in accordance with the terms hereof or thereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.


                                    10.2-4

              (iii) Capitalization. The authorized, issued and outstanding capital stock of the Company is set forth on Schedule 3.1(c). No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of this Agreement. Except as disclosed in Schedule 3.1(c), there are no outstanding options, warrants, script, rights to subscribe to, registration rights, calls or commitments of any character whatsoever relating to securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Neither the Company nor any Subsidiary is in violation of any of the provisions of its Certificate of Incorporation, bylaws or other charter documents.

              (iv) Issuance of Securities. The Shares have been duly and validly authorized for issuance, offer and sale pursuant to this Agreement and, when issued and delivered as provided hereunder against payment in
         accordance   with  the  terms  hereof,   shall  be  valid  and  binding
         obligations of the Company enforceable in accordance with their respective terms.

              (v) No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of its Certificate of Incorporation or bylaws (each as amended through the date hereof) or (ii) be subject to obtaining any consents except those referred to in Section 3.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or its Subsidiaries is subject (including, but not limited to, those of other countries and the federal and state securities laws and regulations), or by which any property or asset of the Company or its Subsidiaries is bound or affected, except in the case of clause (ii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted in violation of any law, ordinance or regulation of any governmental authority.

              (vi) Consents and Approvals.  Except as specifically  set forth in
         Schedule 3.1(f), neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement


                                    10.2-5
         and each of the other Transaction Documents (together with the consents, waivers, authorizations, orders, notices and filings referred to in Schedule 3.1(f), the "Required Approvals").

              (vii) Litigation; Proceedings. Except as specifically disclosed in
         Schedule 3.1(g), there is no action, suit, notice of violation, proceeding or investigation pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) relates to or challenges the legality, validity or enforceability of any of the Transaction Documents, the Shares or the Underlying Shares, (ii) could, individually or in the aggregate, have a Material Adverse Effect or
         (iii) could, individually or in the aggregate, materially impair the ability of the Company to perform fully on a timely basis its obligations under the Transaction Documents.

              (viii) No Default or Violation. Except as set forth in Schedule 3.1(h) hereto, neither the Company nor any Subsidiary (i) is in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except such conflicts or defaults as do not have a Material Adverse Effect, (ii) is in violation of any order of any court, arbitrator or governmental body, except for such violations as do not have a Material Adverse Effect, or (iii) is in violation of any statute, rule or regulation of any governmental authority which could (individually or in the aggregate) (iv) adversely affect the legality, validity or enforceability of this Agreement, (v have a Material Adverse Effect or (vi) adversely impair the Company's ability or obligation to perform fully on a timely basis its obligations under this Agreement.

              (ix) Disclosure Documents. The Disclosure Documents are accurate in all material respects and do not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

              (x) Non-Registered Offering. Neither the Company nor any Person acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of the Securities under the Securities Act) which might subject the offering, issuance or sale of the Securities to the registration requirements of Section 5 of the Securities Act.

              (xi) Placement Agent. The Company accepts and agrees that Artemis Capital ("Artemis") is acting for the Purchaser and does not regard any person other than the Purchaser as its customer in relation to this Agreement, and that it has not made any recommendation to the Company, in relation to this Agreement and is not advising the Company with regard to the suitability or merits of the transaction. The Placement Agent shall be the Company contact for all information relating to the status of funding, location of Shares, settlement of the payment of the


                                    10.2-6

         Purchase Price and any other information requests of the Company. Notwithstanding the above, in the event the Purchase Price is not paid as required herein, Company may directly contact the Attorney-in-Fact to provide Company notice of demand for the return of the Shares.

The Purchaser acknowledges and agrees that the Company makes no representation or warranty with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.1 hereof.

         3.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

              (i) Organization; Authority. The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation with the requisite power and authority to enter into and to consummate the transactions contemplated hereby and by the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The acquisition of the Shares to be purchased by the Purchaser hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to, or affecting generally the enforcement of, creditors rights and remedies or by other general principles of equity.

              (ii) Investment Intent. The Purchaser is acquiring the Shares to be purchased by it hereunder, for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares, or any part thereof or interest therein, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws.

              (iii) Experience of Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of an investment in the Shares to be acquired by it hereunder, and has so evaluated the merits and risks of such investment.

              (iv) Ability of Purchaser to Bear Risk of Investment. The Purchaser is able to bear the economic risk of an investment in the Securities to be acquired by it hereunder and, at the present time, is able to afford a complete loss of such investment.

              (v) Access to Information. The Purchaser acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Securities offered hereunder and the merits and risks of investing in such securities; (ii) access to information about the Company and the


                                    10.2-7

         Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Securities; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information that it has received about the Company.

              (vi) Reliance. The Purchaser understands and acknowledges that (i) the Shares being offered and sold to it hereunder are being offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Section 4(2) of the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

              (vii) Regulation S. Purchaser  understands and  acknowledges  that
         (A) the Shares have not been registered under the Securities Act, are being sold in reliance upon an exemption from registration afforded by Regulation S; and that such Shares have not been registered with any state securities commission or authority; (B) pursuant to the requirements of Regulation S, the Shares may not be transferred, sold or otherwise exchanged unless in compliance with the provisions of Regulation S and/or pursuant to registration under the Securities Act, or pursuant to an available exemption hereunder; and (C) Purchaser is under no obligation to register the Shares under the Securities Act or any state securities law, or to take any action to make any exemption from any such registration provisions available.

         Purchaser is not a U.S. person and is not acquiring the Shares for the account of any U.S. person; (B) no director or executive officer of Purchaser is a national or citizen of the United States; and (C) it is not otherwise deemed to be a "U.S. Person" within the meaning of Regulation S.

         Purchaser was not formed specifically for the purpose of acquiring the Shares purchased pursuant to this Agreement.

         Purchaser is purchasing the Shares for its own account and risk and not for the account or benefit of a U.S. Person as defined in Regulation S and no other person has any interest in or participation in the Shares or any right, option, security interest, pledge or other interest in or to the Shares. Purchaser understands, acknowledges and agrees that it must bear the economic risk of its investment in the Shares for an indefinite period of time and that prior to any such offer or sale, the Company may require, as a condition to effecting a transfer of the Ordinary Shares, an opinion of counsel, acceptable to you, as to the registration or exemption therefrom under the Securities Act and any state securities acts, if applicable.

         Purchaser will, after the expiration of the Restricted Period, as set forth under Regulation S Rule 903(b)(3)(iii)(A), offer, sell, pledge or otherwise transfer the Shares only in accordance with Regulation S, or pursuant to an available exemption under the Securities Act and, in any case, in accordance with applicable state securities laws. The transactions contemplated


                                    10.2-8
by this Agreement have neither been pre-arranged with a purchaser who is in the U.S. or who is a U.S. Person, nor are they part of a plan or scheme to evade the registration provisions of the United States federal securities laws.

         The offer leading to the sale evidenced hereby was made in an "offshore transaction." For purposes of Regulation S, Purchaser understands that an "offshore transaction" as defined under Regulation S is any offer or sale not made to a person in the United States and either (A) at the time the buy order is originated, the purchaser is outside the United States, or the seller or any person acting on his behalf reasonably believes that the purchaser is outside the United States; or (B) for purposes of (1) Rule 903 of Regulation S, the transaction is executed in, or on or through a physical trading floor of an established foreign exchange that is located outside the United States or (2) Rule 904 of Regulation S, the transaction is executed in, on or through the facilities of a designated offshore securities market, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the U.S.

         Neither we nor any affiliate or any person acting on our behalf, has made or is aware of any "directed selling efforts" in the United States, which is defined in Regulation S to be any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Shares being purchased hereby.

         Purchaser understands that you are the seller of the Shares which are the subject of this Agreement, and that, for purpose of Regulation S, a "distributor" is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement, in the distribution of securities offered or sold in reliance on Regulation S and that an "affiliate" is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question. Purchaser agrees that we will not, during the Restricted Period set forth under Rule 903(b)(iii)(A), act as a distributor, either directly or though any affiliate, nor shall it sell, transfer, hypothecate or otherwise convey the Shares other than to a non-U.S. Person.

         Purchaser   acknowledges   that  the  Shares  will  bear  a  legend  in
substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN OFFERED AND SOLD IN AN "OFFSHORE TRANSACTION" IN RELIANCE UPON REGULATION S AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION. ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE TRANSFERRED OTHER THAN IN ACCORDANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

The Company acknowledges and agrees that the Purchaser makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.


                                    10.2-9

                                  ARTICLE IV
                         OTHER AGREEMENTS OF THE PARTIES

         4.1 Manner of Offering.  The  Securities  are being issued  pursuant to section 4(2) of the Securities Act, and Rule 506 of Regulation D and Regulation S thereunder. The Shares are being issued pursuant to section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder.

         4.2 Notice of Certain Events. The Company shall, on a continuing basis,
(i) advise the Purchaser promptly after obtaining knowledge of, and, if requested by the Purchaser, confirm such advice in writing, of (A) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of the Shares, for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, or (B) any event that makes any statement of a material fact made by the Company in Section
3.1 or in the Disclosure Documents untrue or that requires the making of any additions to or changes in Section 3.1 or in the Disclosure Documents in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, (ii) use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of the Securities under any state securities or Blue Sky laws, and
(iii) if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Securities under any such laws, and use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

         4.3 Blue Sky Laws. The Company shall cooperate with the Purchaser in connection with the exemption from registration of the Securities under the securities or Blue Sky laws of such jurisdictions as the Purchasers may request; provided, however, that neither the Company nor its Subsidiaries shall be required in connection therewith to qualify as a foreign corporation where they are not now so qualified. The Company agrees that it will execute all necessary documents and pay all necessary state filing or notice fees to enable the Company to sell the Securities to the Purchasers.

         4.4 Integration. The Company shall not and shall use its best efforts to ensure that no Affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchaser.

         4.5 Furnishing of Rule 144(c) Materials. The Company shall, for so long as any of the Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, make available to any registered holder of the Securities ("Holder" or "Holders") in connection with any sale thereof and any prospective purchaser of such Securities from such Person, such information in accordance with Rule 144(c) promulgated under the Securities Act as is required to sell the Securities under Rule 144 promulgated under the Securities Act.

         4.6 Solicitation Materials. The Company shall not (i) distribute any offering materials in connection with the offering and sale of the Shares other than the Disclosure Documents and any amendments and supplements thereto


                                    10.2-10
prepared in compliance herewith or (ii) solicit any offer to buy or sell the Shares or, if applicable, Underlying Shares by means of any form of general solicitation or advertising.

         4.7 Listing of Common Stock. If the Common Stock is or shall become listed on the OTCBB or on another exchange, the Company shall (a) use its best efforts to maintain the listing of its Common Stock on the OTCBB or such other exchange on which the Common Stock is then listed until two years from the date hereof, and (b) shall provide to the Purchaser evidence of such listing.

         4.8      Indemnification.
                  ---------------

                         (a)        Indemnification

                                    A.  The   Company   shall,   notwithstanding
                  termination of this Agreement and without limitation as to time, indemnify and hold harmless the Purchaser and its officers, directors, agents, employees and affiliates, each Person who controls or the Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
                  Act) (each such Person, a "Control Person") and the officers, directors, agents, employees and affiliates of each such Control Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of, or relating to, a breach or breaches of any representation, warranty, covenant or agreement by the Company under this Agreement or any other Transaction Document.

                                    B.  The  Purchaser  shall,   notwithstanding
                  termination of this Agreement and without limitation as to time, indemnify and hold harmless the Company, its officers, directors, agents and employees, each Control Person and the officers, directors, agents and employees of each Control Person, to the fullest extent permitted by application law, from and against any and all Losses, as incurred, arising out of, or relating to, a breach or breaches of any
                  representation,   warranty,   covenant  or  agreement  by  the
                  Purchaser under this Agreement or the other Transaction Documents.

                         (b) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to


                                    10.2-11
                         give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

                  An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of the claim against the Indemnified Party but will retain the right to control the overall Proceedings out of which the claim arose and such counsel employed by the Indemnified Party shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                  All fees and expenses of the Indemnified Party to which the Indemnified Party is entitled hereunder (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party.

                  No right of indemnification under this Section shall be available as to a particular Indemnified Party if there is a non-appealable final judicial determination that such Losses arise solely out of the negligence or bad faith of such Indemnified Party in performing the obligations of such Indemnified Party under this Agreement or a breach by such Indemnified Party of its obligations under this Agreement.

                         (c) Contribution. If a claim for indemnification under this Section is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section would apply by its terms (other than by reason of exceptions provided in this Section), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party,


                                    10.2-12
                         shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other and the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether there was a judicial determination that such Losses arise in part out of the negligence or bad faith of the Indemnified Party in performing the obligations of such Indemnified Party under this Agreement or the Indemnified Party's breach of its obligations under this Agreement. The amount paid or payable by a party as a result of any Losses shall be deemed to include any attorneys' or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party.

                         (d) Non-Exclusivity. The indemnity and contribution agreements contained in this Section are in addition to any obligation or liability that the Indemnifying Parties may have to the Indemnified Parties.


                                    ARTICLE V
                                  MISCELLANEOUS

         5.1 Fees and Expenses. Except as set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares (and, upon conversion or exercise thereof, the Underlying Shares) pursuant hereto. The Purchaser shall pay the Placement Agent. The Purchaser shall be responsible for any taxes payable by the Purchaser that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement or any other Transaction Document. The Company shall pay all costs, expenses, fees and all taxes incident to and in connection with: (A) the issuance and delivery of the Securities, (B) the exemption from registration of the Securities for offer and sale to the Purchaser under the securities or Blue Sky laws of the applicable jurisdictions, and (C) the preparation of certificates for the Securities (including, without limitation, printing and engraving thereof), and (D) all fees and expenses of counsel and accountants of the Company.

         5.2 Entire Agreement. This Agreement, together with all of the Exhibits and Schedules annexed hereto, and any other Transaction Document contains the entire understanding of the parties with respect to the subject matter hereof


                                    10.2-13
and supersede all prior agreements and understandings, oral or written, with respect to such matters. This Agreement shall be deemed to have been drafted and negotiated by both parties hereto and no presumptions as to interpretation, construction or enforceability shall be made by or against either party in such regard.

         5.3 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given upon facsimile transmission (with written transmission confirmation report) at the number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) whichever shall first occur. The addresses for such communications shall be:


                  If to the Company:                Y-Tel International, Inc.
                                                    OTCBB: YTLI
                                                    806 O'Neal Lane
                                                    Baton Rouge, LA 70816
                                                    Phone: 225-273-1100

                  With copies to:

                  If to the Purchaser:              Mercatus & Partners, Limited
                                                    4100 NINE MCFARLANE DRIVE
                                                    ALPHARETTA, GEORGIA 30004
                                                    Attn: Cary Masi, Director
                                                    Phone: (678) 240-9070
                                                    Fax: (678) 240-9069

                  With copies to:

         5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchaser, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         5.5 Headings. The headings herein are for convenience only, do not constitute part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

         5.7 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and



                                    10.2-14
assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         5.8 Governing Law; Venue; Service of Process. The parties hereto acknowledge that the transactions contemplated by this Agreement and the exhibits hereto bear a reasonable relation to the State of New York. The parties hereto agree that the internal laws of the State of New York shall govern this Agreement and the exhibits hereto, including, but not limited to, all issues related to usury. Any action to enforce the terms of this Agreement or any of its exhibits, or any other Transaction Document shall be brought exclusively in the state and/or federal courts situate in the County and State of New York. Service of process in any action by the Purchaser to enforce the terms of this Agreement may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Company at its principal address set forth in this Agreement.

         5.9 Survival. The representations and warranties of the Company and the Purchaser contained in this agreement shall survive the Closing.

         5.10 Counterpart Signatures. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         5.11 Publicity. The Company and the Purchaser shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, unless counsel for the disclosing party deems such public statement to be required by applicable federal and/or state securities laws. Except as otherwise required by applicable law or regulation, the Company will not disclose to any third party (excluding its legal counsel, accountants and representatives) the names of the Purchaser.

         5.12 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         5.13 Limitation of Remedies. With respect to claims by the Company or any person acting by or through the Company, or by the Purchaser or any person acting through the Purchaser, for remedies at law or at equity relating to or arising out of a breach of this Agreement, liability, if any, shall, in no event, include loss of profits or incidental, indirect, exemplary, punitive, special or consequential damages of any kind.



                                    10.2-15

         5.14 Delivery of Securities. The Company shall deliver the Shares directly to the Custodial Bank within five days of the execution of this Agreement in accordance with the directions provided in Schedule A, to BBH for deposit into the Banca MB account.

         5.15 Delivery of Payment. The Purchaser shall, within thirty (30) days of the delivery of the Shares to the Custodial Bank issue the Payment to the Company via wire transfer to the directed wire transfer bank and account as specified below:

         Beneficiary Account Name:  Y-Tel International, LLC

         Beneficiary Account No.:   2080221951

         ABA/Transit No.:  065000090

         Beneficiary Bank:  Hibernia National Bank

If the Purchase Price is not paid within thirty (30) days of the delivery of the Shares to the Custodial Bank, the Company has the right to demand recall of the shares after that time, and such Shares shall be transmitted back to the Company within ten (10) business days from the date of the demand. See Appendix A for details of timeline from deposit to payment.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first indicated above.

                                                     Company:

                                                     Y-Tel International, Inc.


                                                     By:      /s/ John Conroy
                                                        -----------------------
                                                     Name:    John Conroy
                                                     Title:   President

                                                     Purchaser:

                                                     Cari Masi on behalf of
                                                     Purchaser

                                                     By:      /s/ Cari Masi
                                                              -----------------
                                                     Name:    Cari Masi
                                                     Title:   Director


Schedule 1
----------

Mercatus & Partners, LP
Via S. Roberto Bellarmino #4
00142 Roma, Italy
PH. +39 065 406 470
FX. +39 065 427 5224

                                    10.2-16

                                   SCHEDULE A


DELIVERY  AND  DESCRIPTION  OF  CONTRACT,  SHARE  INTAKE,  DEPOSIT,   VALUATION,
SAFEKEEPING AND MOVEMENT OF SHARES:

Step One: Delivery of Contract, shall be made within two business days of provision of the closing price and discount contained within the contract to the company, and execution by the company to the following address:

                                    Mercatus & Partners, LP
                                    4100 NINE MCFARLANE DRIVE
                                    ALPHARETTA, GEORGIA 30004
                                    Phone:  (404) 735-9757
                                    Office:  (770) 475-2266
                                    Attn: Cary Masi

Step Two: The Stocks are delivered to BBH in certificate form, to the following address, in the name of Mercatus & Partners, Limited, as Regulation S shares or as other validly issued shares under appropriate exemption. Such shares shall be issued and sent in the following form:

Shareholder for stock certificate:          Mercatus & Partners, Limited
                                            Via S. Roberto Bellarmino #4
                                            00142 Roma, Italy

Corporate information (for transfer agent):

Company Number:    04500047                          Incorporated on: 31/07/2002
Company Name:      MERCATUS & Partners limited
Registered Office: 54 Dukes Wood Drive
                   Gerrards Cross
                   Buckinghamshire SL9 7LR
Company Type:      Private Limited Company
Country of Origin: United Kingdom

Shares shall be sent to the following address and account into the following Banca MB account at BBH:

Please find below the instruction for:

Mailing / Delivery Addresses for Physical Securities:
Via Mail:     Brown Brothers Harriman & Co.
              Attention: Physical Receives Section - Trade Processing Department
              140 Broadway, New York, NY 10005-1101, U.S.A.

Account Name: Banca MB-Milano
Account Number: 4444550




                                    10.2-17

Each share certificate, if it is being issued under Regulation S, must bear a legend, as per the agreement which is substantially in form as that set below:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN OFFERED AND SOLD IN AN "OFFSHORE TRANSACTION" IN RELIANCE UPON REGULATION S AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION. ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE TRANSFERRED OTHER THAN IN ACCORDANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

Step Three: Banca MB is only the asset manager of Mercatus, and the shares are deposited into a safekeeping account for Banca MB in BBH. The shares are deposited into the account where they are verified and deposited for viewing and verification by the SICAV bank. NOTE: the shares are not allowed, under the agreement with BBH and Banca MB to in any way be hypothecated or leveraged in any fashion during this holding period. The restricted, free trading or other validly issued shares under appropriate exemption stay at BBH in the safekeeping account during this period, and at all times until the purchase is complete. Dwight Parscale, is the Attorney-In-Fact over the BBH account of Banca MB for this account. Any and all questions regarding the status of shares during this process may be conducted to your Placement Agent.

Step Four: Is starting during Step Three, and includes the transfer of the stock to the SICAV through the stock verification process, so that the SICAV bank receives confirmation of the Shares and portfolio, if any, for valuation, and due diligence. This period of time is expected to be four (4) to five (5) days after which the value is assigned and a corresponding amount of SICAV shares are issued to Mercatus & Partners, Limited, electronically, for their use and ownership. NOTE: this process will not start until the called for amount of shares and assets are received as a package for the whole SICAV portfolio from Mercatus's Banca MB account in BBH.

Step Five: Mercatus will then simultaneously transfer the SICAV shares into the lending or purchasing banks and the lending banks will issue the purchase price or credit line to Mercatus. This period is expected to take four (4) to five (5) days.

Step Six: Mercatus transmits payment through Banca MB/BBH to the Companies through the Placement Agent's counsel, Holland & Knight 195 Broadway, New York, NY 10007.


The Stock Purchase Agreement is to be authorized and executed by the Company. There are no allowed changes under the agreement for purchase by Mercatus & Partners, Limited. The document is for the purchase of the restricted shares only. The document will be locked in and cannot be edited by the Company.









                                    10.2-18

                             SHARE PURCHASE ADDENDUM

         The Y-Tel International, Inc.(YTLI on the OTCBB), having executed the related stock purchase agreement with the Purchaser Mercatus & Partners, LP (the "Purchaser") hereby agrees that they have the affirmative duty to act in full cooperation to assist the Purchaser with the conversion of such shares exchanged for removal of any and all restrictions or legends, when the appropriate time or conditions have passed or occurred which time period shall not exceed 12 months from the date of issue. Such cooperation by the Company will include appropriate instructions to their securities counsel to provide the appropriate opinion letter, or allow another designated attorney by the Purchaser to provide such a letter. The Company shall also issue and instruct all appropriate measures to the share transfer agent for such legend removal. Such actions shall be required to occur within ten (10) days of the request by the Purchaser, or their assigns so as to secure the conversion on or before the above referred 12 month period.

         Such shares are identified as 1,350,000 shares of Y-Tel International, Inc. as to be purchased under the stock purchase agreement.

         Stock Certificate Number 1758

IN WITNESS WHEREOF, the undersigned hereby agrees on behalf of the company to be bound.

                                       Company:

                                       Y-Tel International, Inc


                                       By: /s/ John Conroy
                                           ---------------
                                       Name: John Conroy
                                       Title:   Chief Executive Officer

                                       Date: 12/7/05





















                                    10.2-19